Exhibit (a)(4)


                                TRUST INSTRUMENT
                         NEUBERGER BERMAN EQUITY FUNDS
                                   SCHEDULE A

Neuberger Berman Investor Class

         Neuberger Berman Century Fund
         Neuberger Berman Fasciano Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman International Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund
         Neuberger Berman Regency Fund
         Neuberger Berman Socially Responsive Fund
         Neuberger Berman Technology Fund

Neuberger Berman Trust Class

         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman International Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund
         Neuberger Berman Real Estate Fund
         Neuberger Berman Regency Fund
         Neuberger Berman Socially Responsive Fund

Neuberger Berman Advisor Class

         Neuberger Berman Fasciano Fund
         Neuberger Berman Focus Fund
         Neuberger Berman Genesis Fund
         Neuberger Berman Guardian Fund
         Neuberger Berman Manhattan Fund
         Neuberger Berman Millennium Fund
         Neuberger Berman Partners Fund

Neuberger Berman Institutional Class

         Neuberger Berman Genesis Institutional Fund


DATED:   May 1, 2002